SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to Rule 14a-11(c) or
         or Rule 14a-12
                            WESTERN RESOURCES, INC.
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                (Name of Registrant as Specified In Its Charter)

                Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(I)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3)
/ /  Fee computed  on   table  below   per  Exchange   Act  Rules  14a-6(I)(4)
     and 0-11

     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
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     4) Proposed maximum aggregate value of transaction:
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Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:
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/x/  Filing fee paid with preliminary filing.

The following response was provided to an individual on or about July 20, 1998.

     Institutional Shareholder Services is one of the most widely followed independent organizations specializing in proxy analysis. Institutional investors use ISS research as one of the factors in making their decisions when voting on proxy proposals.

In making their recommendation on the Western Resources Kansas
City Power & Light merger, ISS used the proxy materials prepared by the companies, independent analysis and discussion with company management from Western Resources and Kansas City Power & Light.